Summary Prospectus March 18, 2025

Six Circles® U.S. Unconstrained Equity Fund

Ticker:  CUSUX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information, online at www.sixcirclesfunds.com/literature. You can also get this information at no cost by calling collect at 1-212-464-2070 or by sending an e-mail request to managed.solutions.ir@jpmorgan.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 18, 2025, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b-1) Fees	None
Other Expenses[3]	0.01%

Total Annual Fund Operating Expenses	0.26%

Fee Waivers and Expense Reimbursements[1,2]	(0.21)%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.05%

1

The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2025 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2

Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2025 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.45% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2025, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2025 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	5	62	125	310

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 38.08% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund is generally unconstrained by any particular capitalization, style or industry sector. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of

MARCH 18, 2025	1

which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.

The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.

The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.

The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), primarily seeks to achieve the Fund’s investment objective by actively allocating and reallocating the Fund’s assets among equity securities (or other instruments with economic characteristics similar to equity securities) in various U.S. industrial or economic sectors or sub-sectors (such as, by way of example only, companies in the automotive or health care sector) that the Adviser believes provide attractive investment opportunities at that time. In doing so, the Adviser is not limited to any specific sectors and may choose to allocate and reallocate the Fund’s assets among any sectors or sub-sectors the Adviser chooses at the time. In order to implement its allocation decisions, the Adviser selects various publicly available equity indexes (such as an index of the largest U.S. companies), or specific portions (sub-indexes) of such an index (such as the automotive sector within the larger index) (together, the “Indexes”), that represent the sectors to which the Adviser desires to allocate the Fund’s assets. Generally, an Index will represent a certain industry, geographic region or other sector component of a publicly available U.S. equity index.

Once the Adviser has selected the desired Indexes, it determines how much of the Fund’s assets to allocate or reallocate to each Index and instructs the Fund’s current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”), to invest the allocated assets in a manner that seeks to replicate the investment performance of the respective Indexes. We refer to an allocation of the Fund’s assets to a specific Index as an “indexed investment strategy.” As discussed in more detail below, BlackRock then seeks to manage each indexed investment strategy in a manner that will replicate the investment performance of the respective Index. The Adviser, depending on its investment views, may regularly allocate and reallocate the Fund’s assets among different or new indexed investment strategies and may cease allocating to existing indexed investment strategies. The Fund’s assets may be allocated to multiple indexed investment strategies at any time.

In addition to allocating and reallocating the Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the Fund to purchase or sell on an ongoing basis and the amount of the Fund’s assets to allocate to such securities. We refer collectively to the securities selected by the Adviser in this manner as the “Custom Equity Sleeve.” When the Adviser makes individual security selections in this manner for the Custom Equity Sleeve, the securities will be publicly traded large capitalization U.S. equity securities and the securities may represent a variety of U.S. sectors, sub-sectors or industries. These individual securities in the Custom Equity Sleeve will be selected by the Adviser based on its investment analysis in order to assist with portfolio construction, risk management, liquidity considerations or a combination thereof. For example, the Adviser may determine to invest in a specific security within a broader Index, if it believes doing so would be preferable from an investment perspective to investing in all of the companies within that Index. In order to implement these individual security selections within the Custom Equity Sleeve, the Adviser then directs the Sub-Adviser to invest a specified allocation of the Fund’s assets so as to replicate the investment performance of the identified securities within the Custom Equity Sleeve. Currently, under normal market conditions, the Custom Equity Sleeve is not expected to constitute more than 45% of the Fund’s total assets. The Adviser is not obligated to select individual securities or to maintain a Custom Equity Sleeve and may allocate the Fund’s assets solely among indexed investment strategies.

In allocating the assets of the Fund among indexed investment strategies, or selecting individual securities within the Custom Equity Sleeve, the Adviser generally makes investment decisions based on a combination of financial analysis of individual companies, industries, sectors and geographies, such as financial modeling and individual company research. The Adviser also incorporates into its investment process macro-economic considerations, factors and trends, as well as analysis of risk, liquidity, potential for tracking error and other portfolio construction factors. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the Fund at any time or the securities within the Custom Equity Sleeve, or add other investment strategies, including active strategies, managed by one or more sub-advisers at any time. As described in the box below, in making allocations among the indexed investment strategies and the Custom Equity Sleeve, and/or in changing the catego-

2	SIX CIRCLES® FUNDS

ries of indexed investment strategies and other investment strategies employed by the Fund, the Adviser also expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.

BlackRock

BlackRock, the Sub-Adviser, manages each individual indexed investment strategy (and the Custom Equity Sleeve) to which the Adviser has allocated Fund assets with the goal of replicating the performance of the respective Index (and the individual securities within the Custom Equity Sleeve). BlackRock also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by replicating the Index fully when applicable or investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.

General Information

The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Adviser or Sub-Advisers, or the portion of the Fund allocated to it or them, may change over time. Generally, except in the case of the Custom Equity Sleeve, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the Fund. Additionally, the Sub-Adviser is generally responsible for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on Fund transactions and manage a portion of the Fund’s portfolio directly, either by instructing the Sub-Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more

MARCH 18, 2025	3

likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Large Cap Company Risk. To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Real Estate Investment Trusts Risk. The Fund’s investments in securities of REITs are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub-Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its con-

4	SIX CIRCLES® FUNDS

tractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Derivatives also subject the Fund to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.

Healthcare Sector Risk. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Information Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take

MARCH 18, 2025	5

action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Tracking Error Risk. In carrying out the investment program of the Fund, the Sub-Adviser will typically be instructed by the Adviser to replicate the performance of one or more Indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those Indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those Indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value (“NAV”)), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those Indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those Indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an Index includes such securities.

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies may be incorrect in view of actual market conditions.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Management Risk. The Fund is subject to management risk. The Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub-Adviser in connection with managing their respective allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Large Shareholder Risk. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

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The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past six calendar years). The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the MSCI USA Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.

YEAR-BY-YEAR RETURNS

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
24.94%
27.64%
30.48%
(21.22)%
30.43%
24.87%
2019
2020
2021
2022
2023
2024

Best Quarter	2nd quarter, 2020	21.57%

Worst Quarter	1st quarter, 2020	(16.19)%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)

	Past 1 Year	Past 5 Years	Life of Fund (Since 7/9/18)
FUND
Return Before Taxes	24.87%	16.40%	14.66%
Return After Taxes on Distributions	22.32	14.22	12.91
Return After Taxes on Distributions and Sale of Fund Shares	15.32	12.43	11.31

MSCI USA INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	25.08	14.56	14.11

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Miles Wixon	Inception	Managing Director
David Cassese	2022	Managing Director
Jeffrey Eshleman	2024	Executive Director

Sub-Adviser

The Adviser currently allocates Fund assets to BlackRock, the current Sub-Adviser to the Fund.

BlackRock

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema, CFA	2022	Director
Paul Whitehead	2022	Managing Director

Purchase and Sale of Fund Shares

The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

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